Regions Financial 4th Quarter Earnings Conference Call January 24, 2012 Exhibit 99.3

Disciplined Execution of Business Plans
Full-Year 2011 Results 4Q11 Results
Net loss of ($429) million or  ($0.34) Earnings Per Share
$211 million net income from continuing operations
1
or $0.17 Earnings Per Share
Net loss of ($602) million or  ($0.48) Earnings Per Share
$118 million net income from continuing operations
1
or $0.09 Earnings Per Share
Sharply reduced credit related costs; loan loss provision
down 47%
Pre-tax Pre-provision
²
income has exceeded loan loss
provision for three straight quarters
Continued to improve efficiency; lowered expenses
²
5%
and reduced headcount 3%
Broad based credit quality improvement; net charge-offs
Successful re-mixing of balance sheet;
C&I loans up 11%, IRE loans down 33%
As expected, non-interest revenue negatively impacted by
implementation of Durbin Amendment
Grew low cost deposits 6% and lowered deposit costs 29
basis points full year 2011
Continued improvement in both deposit mix and deposit
costs
Steady non-interest revenues despite legislative and
interest rate challenges
Excluding goodwill charge, ended the year fundamentally
stronger
Strengthened regulatory capital; Tier 1 common
³
rose 65
basis points to 8.5%
Recently announced sale of Morgan Keegan to Raymond James Financial
2
declined 16%, NPL inflows declined 26%
Highest level of Tier 1 Common
³
in more than 3 years
1 Non-GAAP - Excludes goodwill impairment charge of $253M in 4Q11 and excludes regulatory charge of $75M in 2Q10 offset by  $16M related tax benefit in 2Q11 – See GAAP to non-GAAP reconciliation on slide 17
2 Non-GAAP – See reconciliation on slide 18
3 Non-GAAP – See reconciliation on slide 19

Divestiture of Morgan Keegan
› Announced an agreement to sell Morgan Keegan to Raymond James on January 11, 2012
› Total consideration for sale is $1.18 billion: purchase price of $930 million and expected pre-close $250 million dividend payment by Morgan Keegan to Regions
› Summary of transaction benefits:
3
› Expected to close first quarter 2012
› Reduces overall risk profile
› Provides liquidity at the Holding Company
› Improves key capital ratios
› Establishes a strong long-term partnership with Raymond James
› Provides incremental revenue opportunities while enhancing our ability to serve our existing customers
› Low cost deposits, loan referrals and processing relationships
› Divestiture serves to strengthen Regions’ overall focus on our core banking franchise

4Q11 Financial Highlights
›
Results demonstrated lower credit costs
›
Net interest income was steady linked quarter while net interest margin was up 4 basis points
›
Non-interest revenue linked quarter decline driven by lower service charges and mortgage income
›
Non-interest expenses
¹
decreased 12% year-over-year due to lower credit-related expenses and legal and professional fees
4
($ in millions, except EPS)
4Q10 3Q11 4Q11
From Continuing Operations
Net Interest Income
$  863 $  850 $  849 $  (1) 0% $  (14) -2%
Non-Interest Revenue
920 513 507 (6) -1% (413) NM
Non-Interest Expense
1 990 850 871 21 2% (119) -12%
Pre-tax Pre-provision Income (PPI) (non-GAAP)
793 513 485 (28) -5% (308) -39%
Net Charge-Offs
682 511 430 (81) -16% (252) -37%
Loan Loss Reserve Build / (Reduction)
- (156) (135) 21 NM (135) NM
Loan Loss Provision
682 355 295 (60) -17% (387) -57%
Net Income / (Loss) Available to Common Shareholders
from Continuing Operations
14 87 (135) (222) -255% (149) NM
Net Income / (Loss) from Discontinued Operations 22 14 (467) (481) NM (489) NM
Net Income / (Loss) Available to Common Shareholders
$  36 $  101 $  (602) $  (703) NM $  (638) NM
Diluted EPS
$0.03 $0.08 ($0.48) ($0.56) NM ($0.51) NM
Diluted EPS from Continuing Operations
2
$0.01 $0.07 $0.09 $0.02 29% $0.08 NM
4Q11 vs. 3Q11 4Q11 vs. 4Q10
1 Non-GAAP excludes goodwill impairment charge of $253M in 4Q11 – See slide 18 for GAAP to non-GAAP reconciliation
2 Non-GAAP excludes goodwill impairment charge of $253M in 4Q11 – See slide 17 for GAAP to non-GAAP reconciliation
1

NPL Inflows Decreased / NPLs Current and Paying as
Agreed Increased 3%
NPL Inflows by Type
Business Services Gross NPLs
Current and Paying as Agreed
Note: 53% of 4Q11 NPL Additions remaining at 12/31/11 are current and paying as agreed
5
$ in millions
Ending Balances
Land/Condo/Single Family
Business and Community
Commercial
Income Producing
$948
$730
$555
$755
$561
4Q10 1Q11 2Q11 3Q11 4Q11
37%
38%
42%
45%
48%
4Q10 1Q11 2Q11 3Q11 4Q11

Non-Performing Assets Declined 12%
› Non-performing loans,
excluding loans held for
sale, declined $338 million
or 12%
› Non-performing assets
declined $395 million or
12%
› Early-stage delinquencies
declined 5%
› Business Services
criticized loans declined
approximately $935 million
or 13%
Non-Performing Assets
6
$3.2
$3.1
$2.8
$2.7
$2.4
$0.4
$0.4
$0.4
$0.3
$0.3
$0.3
$0.4
$0.4
$0.4
$0.3
$3.9 $3.9
$3.6
$3.4
$3.0
4Q10 1Q11 2Q11 3Q11 4Q11
NPL OREO & Repo Held For Sale
$ in billions

Loan Loss Provision Declined 17%
Sales/
HFS
(1)
(1) Loan charge-offs related to Sales  and Transfer to Held for Sale
(2) Excludes loans held for sale
Loan Loss Provision Allowance and Coverage
7
402
210 190
160
141
111
106
207
198
141
169
165
151
153
148
(150)
(156)
(135)
$682
$482
$398
$355
$295
($200)
($100)
$0
$100
$200
$300
$400
$500
$600
$700
$800
4Q10 1Q11 2Q11 3Q11 4Q11
$3,185
$3,186
$3,120
$2,964
$2,745
101%
103%
112%
109%
60%
70%
80%
90%
100%
110%
120%
130%
$2,000
$2,200
$2,400
$2,600
$2,800
$3,000
$3,200
$3,400
4Q10 1Q11 2Q11 3Q11 4Q11
116%
Allowance for loan loss
ALL/NPL (2)
Business Services and HFS
Consumer
Reserve Reduction
$ in millions
$ in millions

Loan Yields Increased 4 bps Linked Quarter
›
Loan yield increased 4 bps
linked quarter driven by
disciplined pricing and an
increase in LIBOR rates
›
Commercial & industrial loan
balances on an average basis
increased 11% from one year
ago reflecting strength in our
middle market portfolio
›
Commercial & industrial loan
balances increased $357 million
or 1.5% linked quarter to $24.3
billion
›
Commercial & industrial
commitments rose 14% in 2011
›
Investor real estate reduced to
14% of total loans down from
19% one year ago
* Average Balances
Loan Balances* and Loan Yields
8
4.00%
4.05%
4.10%
4.15%
4.20%
4.25%
4.30%
4.35%
4.40%
4.45%
4.50%
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
$100,000
4Q10 1Q11 2Q11 3Q11 4Q11
Avg. Loan Balance Loan Yield
4.34%
4.31%
4.27%
4.31%
4.35%
$ in millions
$84,108
$82,412
$81,106
$80,513
$78,702

Low Cost Deposits Grew 6% Year Over Year, Which
Drove a 24 bps Decline in Deposit Costs
› Improved deposit mix is
resulting in lower deposit costs
› Low cost deposits as a % of
total deposits increased to
79.2% in 4Q11 from 75.3% in
4Q10
› Repricing opportunities remain
with over $11.7 billion of
certificate of deposits maturing
over the next 4 quarters at an
average rate of 1.46%
› Deposit costs declined 6 bps
linked quarter; down 24 bps
year-over-year
* Average Balances
Deposit Balances* and Deposit Costs
9
$71,273
$72,286 $73,616
$74,778
$75,381
23,369
22,971
22,506
21,369
19,774
$94,642
$95,257
$96,122
$96,147 $95,155
64 bps
59 bps
53 bps
46 bps
40 bps
0 bps
20 bps
40 bps
60 bps
80 bps
100 bps
120 bps
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
4Q10 1Q11 2Q11 3Q11 4Q11
$ in millions
Low Cost Deposits Time Deposits + Other Deposit Cost

Net Interest Margin Impacted by Higher Prepayments
in Investment Portfolio and Cash Reserves
› Net Interest Margin
1
up 4 bps
linked quarter
› Net interest margin impacted by
higher prepayment activity and
premium amortization in the
investment portfolio, balance
sheet hedges, offset by lower
deposit cost
› Cash reserves negatively
impacted net interest margin 14
bps in 4Q11 versus 16 bps in
3Q11
Net Interest Income and Net Interest Margin
1
1 From continuing operations
10
2.60%
2.70%
2.80%
2.90%
3.00%
3.10%
3.20%
$750
$775
$800
$825
$850
$875
$900
$925
Net Interest Income (FTE) Net Interest Margin
3.01%
3.09%
3.07%
3.04%
3.08%
$873
$864
$864
$859
$858
4Q10 1Q11 2Q11 3Q11 4Q11

Decline in Non-Interest Revenues Due to Impact from
Lower Interchange Revenue
› Service charges decrease reflects
first full quarter impact of Durbin
Amendment, resulting in lower
interchange revenue
› Interchange income benefited from
increased transaction volume year
to date
› Mortgage revenue decreased 16%
linked quarter reflecting reduced
benefit from MSR and related
hedging activities
› 4Q11 mortgage production totaled
$1.8 billion; full year production $6.3
billion
Non-Interest Revenue ¹
11
1 From continuing operations
290
287
308 310
263
33
31
19
19
77
75
83
85
96
51
45
50
68
57
$920
$580
$543
$513
$507
$0
$100
$200
$300
$400
$500
$600
4Q10 1Q11 2Q11 3Q11 4Q11
$ in millions
Service Charges on Deposit Accounts
Brokerage, Investment Banking and Capital Markets
Other
Mortgage Income

Focused Expense Management
› Non-interest expenses from continuing operations increased $274 million, which included $253 million goodwill impairment
› Excluding the goodwill impairment non-interest
expenses¹
were 2% higher than prior quarter; however, down 5% from
2010
› Salaries and benefits costs increased $9 million linked quarter due to deferred compensation adjustments although it was down 5% compared to 4Q10
› Credit-related expenses decreased $23 million over prior quarter and accounted for 9% of fourth quarter’s non-interest expenses¹
as compared to 14% in fourth quarter 2010
› Headcount reduced another 68 positions this quarter, down 6% over the last 2 years
1 Non-GAAP - From continuing operations excluding goodwill impairment and regulatory charges – See GAAP to non-GAAP reconciliation on slide 18
12
28,509
28,213
27,895 27,898
27,829
27,557
27,261
26,881
26,813
4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Headcount Trends

Capital Ratios Remain Strong;
Liquidity Profile Solid
› Well-positioned with respect to the Liquidity Coverage Ratio prescribed under Basel III
› Solid liquidity at both the bank and holding company
› Loan-to-deposit ratio of 81% and cash held at the Federal Reserve totaled $4.9 billion
Capital Ratios Liquidity
13
3
1
2
4
7.9% 7.9%
8.2%
8.5%
7.7%
12.5%
12.6%
12.8%
13.2%
11.3%
1Q11 2Q11 3Q11 4Q11 4Q11
Basel III
Tier 1 Common Tier 1
84% 84%
83%
81%
1Q11
2Q11 3Q11
4Q11
Loan to Deposit Rato
1
Current Quarter ratios are estimated
2 Non-GAAP - Subject to change as interpretation of Basel III rules is ongoing and dependent on guidance from Basel and regulators;  see slide 20 in appendix for reconciliation
3
Non-GAAP – See slide 19 in appendix for reconciliation
4
Based on ending balances

Looking Ahead to 2012
Economic Headwinds
›
Low growth GDP
›
Persistent high unemployment
›
Low interest rate, slow growth environment
›
Weak housing market
Legislative Challenges
›
Durbin Amendment (~$180mm negative
impact)
›
Regulation E (~$100mm negative impact)
›
Basel III requirements
›
2012 Elections
Regions’ Business Plan
›
Improving fundamentals
›
Competitive advantage: customer loyalty and service quality
›
New revenue initiatives
›
Changes in checking account fee structure
›
Product innovation and expansion
›
Continued emphasis on cost control
›
De-risking portfolio: liquidating problem assets and
foreclosed properties
›
Continued credit quality improvement
Despite ongoing economic and legislative challenges, we believe we have the right plan in place to provide shareholders an attractive long-term return.
14

Forward-Looking Statements
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.
For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S.
Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. Proposed rules, including those that are part of the Basel III process, could require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› Regions' ability to mitigate the impact of the Dodd-Frank Act on debit interchange fees through revenue enhancements and other revenue measures, which will depend on various factors, including the acceptance by our customers of modified fee structures for Regions' products and services.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
› With regard to the sale of Morgan Keegan:
› the possibility that regulatory and other approvals and conditions to the transaction are not received on a timely basis or at all; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; changes in the anticipated timing for closing the transaction; business disruption during the pendency of or following the transaction; diversion of management time on transaction-related issues; reputational risks and the reaction of customers and counterparties to the transaction
› The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk
Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2010 and quarterly report on Forms 10-Q for the quarters ended September 30, 2011, June 30, 2011 and  March 31, 2011, as on
file with the Securities and Exchange Commission.
› The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
16

Non-GAAP Reconciliation: Net Income / (Loss)
and Earnings Per Share
1 There are no preferred shares allocable to discontinued operations.
2 In the second quarter of 2010, Regions recorded a $200 million charge to account for a probable, reasonably estimable loss related to a pending settlement of regulatory matters. At that time, Regions assumed that the entire charge would be non-deductible for income tax purposes. $75 million of the regulatory charge relates to continuing operations. The settlement was finalized during the second quarter of 2011. At the time of settlement, Regions had better information related to tax implications. Approximately $125 million of the settlement charge will be deductible for federal income tax purposes. Accordingly, during the second quarter of 2011,
Regions adjusted federal income taxes to account for the impact of the deduction. The adjustment reduced Regions' provision for income taxes by approximately $44 million for the second quarter of 2011, of which approximately $17 million relates to continuing operations.
2011 2010 4Q11 3Q11 2Q11 1Q11 4Q10
Net income (loss) (GAAP)
(215) $       (539) $       (548) $       155 $         109 $         69 $           89 $
Preferred dividends and accretion (GAAP)
(214) (224) (54) (54) (54) (52) (53)
Net income (loss) available to common shareholders (GAAP)
(429) $       (763) $       (602) $       101 $         55 $           17 $           36 $
Income (loss) from discontinued operations, net of tax (GAAP)
(1) (404) (71) (467) 14 30 19 22
Income (loss) from continuing operations available to common shareholders (GAAP)
(25) $         (692) $       (135) $       87 $           25 $           (2) $           14 $
Goodwill impairment from continuing operations (non-deductible)
253 - 253 - - - -
Regulatory charge and related tax benefit from continuing operations
(2) (17) 75 - - (17) - -
Income (loss) from continuing operations available to common shareholders, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP)
211 $         (617) $       118 $         87 $           8 $             (2) $           14 $
GAAP to non-GAAP EPS Reconciliation
Earnings (loss) per share as reported (GAAP) ($0.34) ($0.62) ($0.48) $0.08 $0.04 $0.01 $0.03
Earnings (loss) per share from discontinued operations (GAAP) ($0.32) ($0.06) ($0.37) $0.01 $0.02 $0.01 $0.02
Earnings (loss) per share from continuing operations (GAAP) ($0.02) ($0.56) ($0.11) $0.07 $0.02 ($0.00) $0.01
Goodwill impairment and related regulatory charge net of tax benefit from continuing operations
($0.19) ($0.06) ($0.20) $0.00 $0.01 $0.00 $0.00
Adjusted earnings per share from continuing operations, excluding goodwill impairment and regulatory charge (non-GAAP) $0.17 ($0.50) $0.09 $0.07 $0.01 ($0.00) $0.01
Year Ended December 31 As of and for Quarter Ended
17
The tables below and on the next slide present computations of earnings (loss) and certain other financial measures, excluding goodwill impairment and regulatory charge and related tax benefit (non-GAAP).  The goodwill impairment charge and the regulatory charge and related tax benefit are included in financial results presented in accordance with generally accepted accounting principles (GAAP). A table also presents computations of full year and quarterly pre-tax pre-provision income (non-GAAP). Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP). Regions believes that the exclusion of the goodwill impairment and the regulatory charge and related tax benefit in expressing earnings (loss) and certain other financial measures, including "earnings (loss) per common share, excluding goodwill impairment and regulatory charge and related tax benefit“ provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business because management does not consider the goodwill impairment and regulatory charge and related tax benefit to be relevant to ongoing operating results.  Management and the
Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions' operating budgets; monthly financial performance reporting; monthly close-out "flash" reporting of consolidated results (management only);  and presentations to investors of company performance. Management uses these measures to monitor performance and believes these measures provide meaningful information to investors.

Non-GAAP Reconciliation: Pre-Tax Pre-Provision
Income and Adjusted Expenses
18
1 Adjusted non-interest expense declined 5% for the full year 2011 and 12% comparing 4Q10 to 4Q11, while increasing 2% on a linked quarter basis in 4Q11
2011 2010 4Q11 3Q11 2Q11 1Q11 4Q10
Pre-Tax Pre-Provision Income (non-GAAP)
Income (loss) from continuing operations available to common shareholders (GAAP)
$          (25) $        (682) $        (135) $           87 $           25 $            (2) $           14
Preferred dividends and accretion (GAAP)
214 224 54 54 54 52 53
Income tax expense (GAAP)
(28) (376) 18 17 (34) (29) 44
Pre-tax income (loss) from continuing operations (GAAP)
161 (834) (63) 158 45 21 111
Provision for loan losses (GAAP)
1,530 2,863 295 355 398 482 682
Pre-tax pre-provision income from continuing operations (non-GAAP)
$      1,691 $      2,029 $         232 $         513 $         443 $         503 $         793
Goodwill impairment from continuing operations
253 - 253 - - - -
Regulatory Charge from continuing operations
- 75 - - - - -
Pre-tax pre-provision income from continuing operations, excluding goodwill impairment and regulatory charge (non-GAAP)
$      1,944 $      2,104 $         485 $         513 $         443 $         503 $         793
Non-interest Expense (GAAP)
$      3,862 $      3,859 $      1,124 $         850 $         956 $         932 $         990
Adjustments:
Goodwill impairment from continuing operations
253 - 253 - - - -
Regulatory Charge from continuing operations
- 75 - - - - -
Adjusted non-interest expense (non-GAAP)
(1)
$      3,609 $      3,784 $         871 $         850 $         956 $         932 $         990
As of and for Quarter Ended Year Ended December 31
Continuing Operations - Non-interest Expense

Non-GAAP Reconciliation: Tier 1 Common
($ amounts in millions)   12/31/11 9/30/11 6/30/11 3/31/11 12/31/10
TIER 1 COMMON RISK-BASED RATIO CONSOLIDATED -
Stockholders' equity (GAAP)  16,499 $     17,263 $  16,888 $  16,619 $  16,734 $
Accumulated other comprehensive (income) loss  69 (92) 177 387 260
Non-qualifying goodwill and intangibles  (4,900) (5,649) (5,668) (5,686) (5,706)
Disallowed deferred tax assets (432) (506) (498) (463) (424)
Disallowed servicing assets (35) (35) (35) (28) (27)
Qualifying non-controlling interests  92 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  12,139 $     11,919 $  11,802 $  11,767 $  11,775 $
Qualifying non-controlling interests  (92) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  (3,419) (3,409) (3,399) (3,389) (3,380)
Tier 1 common equity (non-GAAP)  7,782 $       7,572 $    7,465 $    7,440 $    7,457 $
Risk-weighted assets (regulatory)  91,663 92,786 93,865 93,929 94,966
Tier 1 common risk-based ratio (non-GAAP)  8.5% 8.2% 7.9% 7.9% 7.9%
As of and for Quarter Ended
19
The following table provides a reconciliation of stockholder’ equity to "Tier 1 common equity" (non-GAAP).   Traditionally, the Federal Reserve and
other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is codified in federal banking regulations.  In connection with the Company's Comprehensive Capital Assessment and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity.  While not codified,  analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure.  Because and
Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations, this measures is considered to be non-GAAP financial measures and other entities may calculate them differently than Regions' disclosed calculations.  Since analysts and banking regulators may assess Regions' capital adequacy using tangible common stockholders' equity and Tier 1 common equity, we believe that it is useful to provide investors the ability to assess Regions' capital adequacy on these same bases.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.
Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity.  Tier 1 common equity is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio.  The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

Non-GAAP Reconciliation: Basel III
1
2
20
($ amounts in millions)    12/31/11
BASEL III
Stockholders' equity (GAAP)  16,499 $
Non-qualifying goodwill and intangibles
(1)
(5,065)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (857)
10,577 $
Qualifying non-controlling interests 4
Basel III Tier 1 Capital (non-GAAP) 10,581 $
Basel III Tier 1 Capital (non-GAAP) 10,581 $
Preferred Stock (3,419)
Qualifying non-controlling interests (4)
Basel III Tier 1 Common (non-GAAP) 7,158 $
Basel I risk-weighted assets 91,663
Basel III risk-weighted assets
(2)
93,267
Minimum
Basel III Tier 1 Capital Ratio 11.3% 8.5%
Basel III Tier 1 Common Ratio 7.7% 7.0%
The following table provides calculations of Tier 1 capital and Tier 1 common, based on Regions’ current understanding of Basel III requirements.
Regions currently calculates its risk-based capital ratios under guidelines adopted by the Federal Reserve based on the 1988 Capital Accord (“Basel I”)
of the Basel Committee on Banking Supervision (the “Basel Committee”). In December 2010, the Basel Committee released its final framework for
Basel III, which will strengthen international capital and liquidity regulation. When implemented by U.S. bank regulatory agencies and fully phased-in,
Basel III will change capital requirements and place greater emphasis on common equity. Implementation of Basel III will begin on January 1, 2013, and will be phased in over a multi-year period. The U.S. bank regulatory agencies have not yet finalized regulations governing the implementation of Basel
III. Accordingly, the calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized. Because the Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from
Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using the Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.
Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. These assets are
Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III.
partially allowed in Basel I capital.
The amount included above is a reasonable approximation, based on our understanding of the requirements.